Exhibit 99.3

ZOOMPASS HOLDINGS INC.

Pro Forma Combined Finanical Statements

June 30. 2020 and December 31, 2019

Contents	Page

Pro Forma Combined Statement of Operation and Comprehensive Loss
For Six months period ended June 30, 2020	3
For Year Ended December 31, 2019	4

Pro Forma Combined Balance Sheet As of December 31, 2019	5

Notes to Financial Statements	6 to 9

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Zoompass Holdings Inc.

Pro Forma Combined Statement of Operations and Comprehensive Loss

For the six months ended June 30, 2020

	ZPAS	BGC	Adjustments	Combined
REVENUE
Sale of services	$—	$291,602	$—	$291,602

EXPENSES
Salaries and consulting fees	84,879	574,411		659,290
Professional fees	43,376	19,434		62,810
Insurance	35,914	—		35,914
Filing fees and regulatory costs	31,949	—		31,949
Rent expense	2,583	28,502		31,085
Office and sundry expenses	(32,435)	35,458		3,023
Depreciation and amortization		30,809		30,809
Software development costs	9,544	16,180		25,724
Share-based payments	452,602	—		452,602
Foreign exchange loss (gain)	140,234	—		140,234
Total expenses	768,646	704,794	—	1,473,440

LOSS FROM OPERATIONS	(768,646)	(413,192)	—	(1,181,838)

INCOME/(LOSS) ATTRIBUTABLE TO
NON-CONTROLLING INTEREST		(6,771)		(6,771)

NET LOSS ATTRIBUTABLE TO THE COMPANY	(768,646)	(406,421)	—	(1,175,067)

COMPREHENSIVE INCOME (LOSS)
Net income (loss)	(768,646)	(413,192)	—	(1,181,838)
Gain (loss) on foreign currency translation		—		—
TOTAL COMPREHENSIVE INCOME (LOSS)	(768,646)	(413,192)	—	(1,181,838)

BASIC AND DILUTED NET LOSS PER SHARE	(0.01)			(0.02)

Weighted average number of common shares
outstanding - basic and diluted	72,801,096			72,801,096

See accompanying notes to the financial statements

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Zoompass Holdings Inc.

Pro Forma Combined Statement of Operations and Comprehensive Loss

As of December 31, 2019

	ZPAS	BGC	Adjustments	Combined
REVENUE
Sale of services	$—	$544,154	$—	$544,154

EXPENSES
Salaries and consulting fees	266,433	684,794		951,227
Professional fees	168,429	48,390		216,819
Filing fees and regulatory costs	4,892	—		4,892
Rent expense	15,740	53,321		69,061
Office and sundry expenses	(109,444)	195,479		86,035
Depreciation and amortization	—	50,520		50,520
Software development costs	81,122	54,250		135,372
Share-based payments	227,000	9,885		236,885
Foreign exchange loss (gain)	(38,916)	—		(38,916)
Total expenses	615,256	1,096,639	—	1,711,895

LOSS FROM OPERATIONS	(615,256)	(552,485)	—	(1,167,741)

INCOME/(LOSS) ATTRIBUTABLE TO
NON-CONTROLLING INTEREST		(6,676)		(6,676)

NET LOSS ATTRIBUTABLE TO THE COMPANY	(615,256)	(545,809)	—	(1,161,065)

COMPREHENSIVE INCOME (LOSS)
Net income (loss)	(615,256)	(552,485)	—	(1,167,741)
Gain (loss) on foreign currency translation	(62,585)	(25,277)		(87,862)
TOTAL COMPREHENSIVE INCOME (LOSS)	(677,841)	(577,762)	—	(1,255,603)

BASIC AND DILUTED NET LOSS PER SHARE	(0.01)			(0.01)

Weighted average number of common shares
outstanding - basic and diluted	107,848,952			107,848,952

See accompanying notes to the financial statements

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Zoompass Holdings Inc.

Pro Forma Combined Balance Sheet

As of December 31, 2019

ASSETS	ZPAS	BGC	Note	Adjustments	Note	Combined
CURRENT ASSETS
Cash and cash equivalents	$21,477	$175,096		$—		$196,573
Accounts receivable	—	92,476				92,476
Inventory	—	6,930				6,930
Due from related parties	—	42,505				42,505
Other current assets	10,563	58,474				69,037
Total current assets	32,040	375,481		—		407,521

PLANT AND EQUIPMENT, NET	—	20,805				20,805

RIGHT-OF-USE ASSETS	—	42,459				42,459

OTHER ASSETS
Goodwill	—	1,689,877	1	3,263,820	2	4,953,697
Intangible assets, net	—	4,090,301		1,400,000	2	5,490,301
Other asset	—	8,666				8,666
Total other assets	—	5,788,844		4,663,820		10,452,664

Total Assets	32,040	6,227,589		4,663,820		10,923,449

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities	710,430	524,757				1,235,187
Notes payable	—	69,247				69,247
Lease obligation - current	—	23,501				23,501
Due to related parties	100,201	49,882				150,083
Other current liabilities	38,570	40,513				79,083
Total current liabilties	849,201	707,900		—		1,557,101

OTHER LIABILITIES
Lease obligation - non-current	—	19,363				19,363
Long term borrowings	—	40,430				40,430
Total other liabilities	—	59,793		—		59,793

SHAREHOLDERS' EQUITY
Common shares, $0.0001 par value, authorized-500,000,000 issued and outstanding-109,746,036 (December 31, 2018 - 105,450,000)	10,975	812,207		(812,207)	5	10,975
Shares to be issued	34,091	4,311,880		(4,307,749)	3	38,222
Additional paid-in capital	27,104,864	—		8,995,869	4	36,100,733
Cumulative translation adjustment	186,874	(12,990)		12,990	5	186,874
Accumulated deficit	(28,153,965)	(774,918)		774,918	5	(28,153,965)
Total shareholders' equity attributed to owners	(817,161)	4,336,180		4,663,820		8,182,839
Non-controlling interest		1,123,716				1,123,716
Total shareholders' equity	(817,161)	5,459,896		4,663,820		9,306,555

Total liabilities and shareholders' equity	32,040	6,227,589		4,663,820		10,923,449

See accompanying notes to the financial statements

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Zoompass Holdings Inc.

Notes to Financial Statements

Unaudited, Expressed in US dollars

NOTE 1 — NATURE OF OPERATIONS

Zoompass Holdings, Inc. formerly known as UVIC. Inc. ("Zoompass Holdings" or the "Company" or “ZPAS”) was incorporated under the laws of the State of Nevada on August 21, 2013. The Company is a Software Fintech company with focus on leading edge technologies and software as a service. The company is actively seeking opportunities to acquire software companies with existing revenue streams.

In February 2017, the Company completed a 3.5-1 forward split, which was approved by shareholders of record on September 7, 2016. All share figures have been retroactively stated to reflect the stock split approved by the shareholders, unless otherwise indicated.

Effective March 6, 2018, the Company’s Canadian operating subsidiary, Zoompass, Inc., entered into an Asset Purchase Agreement (the "Agreement") for the sale of its Prepaid Card Business ("Prepaid Business") to Fintech Holdings North America Inc., or its designee. The aggregate purchase price of the Prepaid Business was C$400,000. The transaction was completed on March 26, 2018.

On October 17, 2018, the Company purchased certain business assets that represents a business from Virtublock Global Corp. (“Virtublock”, “VGC”) in return the Company issued 44,911,724 shares to Virtublock and pursuant to the issuance of shares Virtublock ended up owning 45% of total outstanding common shares of the Company.

On February 27, 2020, the Company cancelled 44,911,724 shares of the common stock which were issued in connection with the asset purchase agreement dated October 17, 2018 with Virtublock Global Corp. Pursuant to a General Release agreement dated November 29, 2019, the asset purchase agreement dated October 17, 2018 with Virtublock Global Corp. was deemed cancelled and each party acknowledged and agreed that no party has or shall have any claim with respect to intellectual property, software or other assets owned by any other party and that no agreements exist or remain unsatisfied with respect to the transfer of any asset from a releasing party to any other party, and Virtublock Global Corp. assigned and tendered the 44,911,724 shares of common stock of the Company to the Company for cancellation. As the share cancellation occurred on February 27, 2020, the accounting recognition of this transaction, consisting of a transfer of $4,492 from common stock to additional paid-in capital and related reduction in the number of common shares outstanding, will be reflected in the consolidated financial statements for the first quarter ended March 31, 2020.

On May 31, 2020, the Company closed a Share Exchange Agreement (the "Share Exchange Agreement") by and among the Company, Blockgration Global Corp., an Ontario corporation and its subsidiaries ("BGC"), and the shareholders of BGC (the "BGC Shareholders"). This acquisition gives the Company controlling interest in BGC’s subsidiaries in Canada and India which is engaged in the business of digital wallet deployments, prepaid card platform, blockchain and mobile apps deployment.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

These unaudited pro forma consolidated balance sheet and statements of operations are presented to give effect to the acquisition of Blockgration Global Corp., and its subsidiaries (“BGC”) by Zoompass Holdings Inc. (the “Company”). The pro forma information was prepared based on the historical financial statements and related notes of the Company and BGC, as adjusted for the pro forma impact of applying the acquisition method of accounting in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”). The pro forma adjustments are based upon available information and assumptions that the Company believes are reasonable. The allocation of the purchase price of the BGC acquisition reflected in these unaudited pro forma consolidated financial statements has been based upon preliminary estimates of the fair value of assets acquired and liabilities assumed. The pro forma adjustments are therefore preliminary and have been prepared to illustrate the estimated effect of the acquisition.

The unaudited pro forma consolidated balance sheet has been prepared to reflect the transaction as if the transaction had occurred on December 31, 2019. The unaudited pro forma consolidated statements of operations combine the results of the Company and BGC for the six months ended June 30, 2020, as if the transaction had occurred on January 1, 2020 and for the fiscal year ended December 31, 2019, as if the transaction had occurred on January 1, 2019.

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Zoompass Holdings Inc.

Notes to Financial Statements

Unaudited, Expressed in US dollars

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Basis of presentation (continued)

The unaudited pro forma consolidated financial statements were prepared using the acquisition method of accounting with the Company treated as the acquiring entity. Accordingly, the aggregate value of the consideration paid by the Company to complete the acquisition was allocated to the assets acquired and liabilities assumed from BGC based upon their estimated fair values on the closing date of the acquisition. The Company has not completed the detailed valuations necessary to estimate the fair value of the assets acquired and the liabilities assumed from BGC and the related allocations of purchase price, nor has the Company identified all adjustments necessary to conform BGC’s accounting policies to the Company’s accounting policies. Additionally, a final determination of the fair value of assets acquired and liabilities assumed from BGC will be based on the actual net tangible and intangible assets and liabilities of BGC that existed as of the closing date. Accordingly, the pro forma purchase price adjustments presented herein are preliminary, and may not reflect any final purchase price adjustments made. The Company estimated the fair value of BGC’s assets and liabilities based on discussions with BGC’s management, due diligence and preliminary work performed by third-party valuation specialists. As the final valuations are being performed, increases or decreases in the fair value of relevant balance sheet amounts will result in adjustments, which may result in material differences from the information presented herein.

Basis of combined financial statements

The unaudited pro forma consolidated financial statements comprise the accounts of Zoompass Holdings Inc., the legal parent company, and its subsidiaries. The accounts of the subsidiaries are prepared for the same reporting period as the parent entity. All significant inter-company balances and transactions, unrealized gains or losses on transactions between the entities have been eliminated.

Legal Entity	Location	Ownership Interest
Zoompass Inc. (“ZM”)	Canada	100%
Paymobile Inc. (“PM”)	USA	100%
Mobility Fintech Solutions USA Inc. (MFS”)	USA	100%
Blockgration Global Corp. (“BGC”)	Canada	100%
Virtublock OU (“VO”)	Estonia	100%
Blockline Solutions Private Ltd (“BSP”)	India	100%
Msewa Software Solutions (“MSS”)	India	70%
Zuum Global Services Inc. (“ZMG”)	Canada	70%

Subsidiaries are all entities (including special purpose entities) over which the Company, either directly or indirectly, has the power to govern the financial and operating policies generally accompanying a shareholding of more than one half of the voting rights. Ownership interests of subsidiaries that the Company does not wholly-own are accounted for as non-controlling interests.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results may materially differ from these estimates.

Translation of foreign currencies

The Company translates its foreign operations to the U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

The reporting and functional currency of the Company, PM and MFS is the US dollar. The Company has determined that the functional currency of ZM, BGC and ZMG is the Canadian dollar. (references to which are denoted "C$"), for BSP and MSS is the Indian Rupees and for VO is the Euro.

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Zoompass Holdings Inc.

Notes to Financial Statements

Unaudited, Expressed in US dollars

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Translation of foreign currencies (continued)

Transactions in currencies other than the functional currency are recorded at the rates of the exchange prevailing on dates of transactions. At each balance sheet reporting date, monetary assets and liabilities that are denominated in foreign currencies are translated at the rates prevailing at each reporting date. Non-monetary items that are measured in terms of historical cost in a foreign currency are translated at the exchange rate at the historical date of the transaction.  The impact from the translation of foreign currency denominated items are reflected in the statement of operations and comprehensive loss.

Translation of functional currencies to reporting currencies for assets and liabilities is done using the exchange rates at each balance sheet date; revenue and expenses are translated at average rates prevailing during the reporting period or at the date of the transaction; shareholders' equity is translated at historical rates. Adjustments resulting from translating the consolidated financial statements into the US Dollar are recorded as a separate component of accumulated other comprehensive income in the statement of changes in stockholders’ deficiency.

NOTE 3 — PURCHASE PRICE CONSIDERATION

On May 31, 2020, the Company closed a share exchange agreement with Blockgration Global Corp. and its subsidiaries, wherein the Company acquired all of the outstanding shares of common stock of Blockgration Global Corp., a company incorporated in Ontario, Canada, that is in the business of digital wallet deployments, prepaid card platform, blockchain and mobile apps development and performance driven web-based applications. The consideration is to be paid by issue of common shares and share purchase warrants in the Company as follows:

i)	41,313,430 newly issued common shares in the Company
ii)	56,186,560 share purchase warrants at an exercise price of $0.25, valid for 3 years

Further, the Company will also issue bonus shares and share purchase warrants on a pro rata basis after the end of each applicable fiscal year, upon achievement of certain operational milestones withing a defined time period

a)	2020 Bonus shares – 5,000,000 shares and 5,000,000 warrants
b)	2021 Bonus shares – 5,000,000 shares and 5,000,000 warrants

Under the acquisition method of accounting, the total purchase price reflects the tangible and intangible assets and liabilities based on their estimated fair values at the date of the completion of the acquisition.

The shares issued for this acquisition was calculated using the average daily market price of the shares of the Company for one year ending May 31, 2020, the date of closing of the transaction. The value of the share purchase warrants to be issued for this acquisition was calculated using the Black-Scholes pricing model, with the following assumptions: Risk free interest rate of 0.27%; expected volatility of 134%; Stock price of $0.11; expected dividend yield of nil; expected life of 3 years. The total price was determined to be $9 million.

NOTE 4 – PRO FORMA ADJUSTMENTS

Following is a description of the unaudited pro forma adjustments reflected in the unaudited pro forma combined financial statements.

Adjustments to pro forma combined balance sheet:

1.	The Goodwill balance for BGC represents the excess of purchase consideration over net assets arising from BGC’s acquisition of Msewa Software Solutions and Zuum Global Services Inc

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Zoompass Holdings Inc.

Notes to Financial Statements

Unaudited, Expressed in US dollars

NOTE 4 – PRO FORMA ADJUSTMENTS (continued)

	MSS	ZMG
Goodwill	$1,561,082	$128,795
Intangible assets	3,100,000	610,000
Accumulated deficit	25,626	(10,628)
Share capital – MSS/ZMG	1,400	19,321
Non-controlling interest	(938,108)	(185,608)
Share capital - BGC	(3,750,000)	(561,880)

2.	The pro forma adjustments to goodwill and intangible assets reflect the following:

BGC
Goodwill	$3,263,820
Intangible assets	1,400,000
Accumulated deficit	(787,908)
Share capital – BGC	5,124,088
Share capital - ZPAS	(4,131)
Additional paid-in capital - ZPAS	(8,995,869)

The aggregate value of the consideration paid by the Company to complete the acquisition was allocated to the assets acquired and liabilities assumed from BGC based upon their estimated fair values on the closing date of the acquisition. The Company has not completed the detailed valuations necessary to estimate the fair value of the assets acquired and the liabilities assumed from BGC and the related allocations of purchase price. Accordingly, such excess is presented as Goodwill and Intangible assets on the accompanying unaudited pro forma combined balance sheets.

3.	The pro forma adjustment to Shares to be issued represents the elimination of BGC share capital and the $0.0001 par value of the 41,313,430 shares to be issued to shareholders of BGC.

4.	The pro forma adjustment to additional paid-up capital reflect the following:

Number of shares	41,313,430
Average share price	$0.2178
Fair value of shares	$9,000,000
Less: portion allocated to share capital	$(4,131)
Portion of shares allocated to additional paid-up capital	$8,995,869

5.	The pro forma adjustments to common shares, cumulative translation adjustment and accumulated deficit is to eliminate the common shares, cumulative translation adjustment and accumulated deficit of BGC.

Adjustments to the pro forma combined statement of operations:

1.	No pro forma adjustment is recorded to reflect the amortization of intangible assets purchased by BGC from MSS and ZMG.

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